EXHIBIT B
                                                         TO THE MERGER AGREEMENT


                                VOTING AGREEMENT

            VOTING AGREEMENT, dated as of June 14, 1999 (this "Voting Agreement"), by and between Unisys Corporation, a Delaware corporation ("Parent"), and ___________________________________, a ______________
("Shareholder").

            WHEREAS, Parent, Pulsepoint Communications, a California corporation (the "Company"), and Shellco Inc., a newly-formed California corporation and a
      -------
direct, wholly-owned subsidiary of Parent ("Merger Sub"), have contemporaneously
                                            ----------
with the execution of this Voting Agreement entered into an Agreement and Plan of Merger of even date herewith (as may be amended from time to time, the "Merger Agreement") which provides, among other things, that Merger Sub shall be
 ----------------
merged  (the  "Merger")  with and into the  Company  pursuant  to the  terms and
               ------
conditions thereof;

            WHEREAS, as an essential condition and inducement to Parent to enter into the Merger Agreement and in consideration therefor, the undersigned Shareholder and Parent have agreed to enter into this Voting Agreement; and

            WHEREAS, as of the date hereof, Shareholder owns of record and beneficially the shares of common stock, no par value, of the Company (the "Company Common Stock") and the shares of series B convertible preferred stock,
 --------------------
no par value, of the Company (the "Preferred Stock" and collectively with the Company Common Stock, the "Company Stock") set forth opposite its name on
                               --------------
Schedule A hereto and desires to enter into this  Agreement with respect to such
----------
shares of Company Stock.

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                VOTING OF SHARES

            Section 1.1 Voting  Agreement.  Shareholder  hereby   agrees  to (a)
                        -----------------
appear, or cause the holder of record on any applicable record date (the "Record
                                                                          ------
Holder")  to  appear,  for the  purpose of  obtaining  a quorum at any annual or
------
special meeting of shareholders of the Company and at any adjournment thereof at which matters relating to the Merger, the Merger Agreement or any transaction contemplated thereby are considered and (b) vote, or cause the Record Holder to vote, in person or by proxy, all of the shares of the Company Stock owned by Shareholder, or with respect to which such Shareholder has or shares voting power or control, and all of the shares of Company Stock which shall, or with respect to which voting power or control shall, hereafter be acquired by such Shareholder (collectively, the "Shares") in favor of the Merger, the Merger
                                   ------
Agreement and the transactions contemplated by the Merger Agreement (in each case as provided for in the Merger Agreement as in effect on the date hereof and including amendments thereto that do not effect a change to the transactions contemplated thereby as of the date hereof that would materially and adversely affect the Shareholder).

            Section 1.2. Irrevocable  Proxy.   As   security  for  Shareholder's
                         ------------------
obligations under Section 1.1 hereof, Shareholder hereby irrevocably constitutes and appoints Parent as his or its attorney and proxy in accordance with the provisions of Sections 705 and 706 of the California General Corporation Law, with full power of substitution and resubstitution, to vote the Shares at any annual or special meeting of shareholders of the Company, however called, as and to the extent provided in clauses (a) and (b) of Section 1.1 hereof. THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Shareholder hereby revokes all other proxies and powers of attorney with respect to his or its Shares that he or it may have heretofore appointed or granted, and no subsequent proxy or power of attorney shall be granted (and if granted, shall not be effective) by Shareholder with respect thereto, other than for the sole purpose of voting the Shares as contemplated by Section 1.1 hereof.

            Section 1.3 No Ownership Interest.  Nothing contained in this Voting
                        ---------------------
Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain and belong to Shareholder, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct Shareholder in the voting of any of the Shares, except as otherwise provided herein, or the performance of Shareholder's duties or responsibilities as a shareholder of the Company.

            Section 1.4 No Inconsistent Agreements. Shareholder hereby covenants
                        --------------------------
and agrees that, except as contemplated by this Voting Agreement and the Merger Agreement, Shareholder (a) has not entered, and shall not enter at any time while this Voting Agreement remains in effect, into a voting agreement with respect to the Shares; (b) has not deposited and shall not deposit at any time while this Voting Agreement remains in effect, any Shares into a voting trust;
(c) has not granted, and shall not grant at any time while this Voting Agreement remains in effect, a proxy, power of attorney or other authorization or consent, in any case set out in paragraphs (a) through (c) which is inconsistent with this Voting Agreement; and (d) shall not take any action that would make any representation or warranty of Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling Shareholder from performing his or its obligations under this Voting Agreement.

                                   ARTICLE II
                              TRANSFER; CONVERSION

            Section 2.1 Transfer of Title.
                        -----------------

            (a) Shareholder hereby covenants and agrees that such Shareholder will not, except as provided in Section 2.2 hereof, prior to the termination of this Voting Agreement, either directly or indirectly, offer or otherwise agree to sell, assign, pledge, hypothecate, transfer, exchange, convert or dispose ("Transfer") of any Shares or options to purchase Company Common Stock
  --------
("Options") or any other  securities or rights  convertible into or exchangeable
  -------
for shares of Company Common Stock, owned either directly or indirectly by Shareholder or with respect to which Shareholder has the power of disposition, whether now or hereafter acquired, without the prior written consent of Parent (provided nothing contained herein will be deemed to restrict the exercise of Options), unless the Person to whom Shares or Options have been sold, assigned, pledged, hypothecated, transferred, exchanged or disposed agrees to be bound by this Voting Agreement as if a party hereto.

            (b) Shareholder hereby agrees and consents to the entry of stop transfer instructions by the Company against the transfer of any Shares inconsistent with the terms of Section 2.1(a) or the Section 2.2 hereof.

            Section 2.2 Conversion.  (a) Shareholder  hereby agrees that it will
                        ----------
not convert any shares of Preferred Stock held by it during the term of this Voting Agreement except as follows: (i) such shares of Preferred Stock shall be converted in accordance with the provisions of the letter from the undersigned dated as of the date hereof to Unisys Corporation and PulsePoint Communications (the "Letter Agreement") and (ii) such shares of Preferred Stock may be converted at any time in an automatic conversion pursuant to Section 4(l)(2) and
(3) of the Company's Certificate of Determination of Rights, Preferences, Privileges and Restriction of the Preferred Stock (a "Forced Conversion").

            (b) Shareholder hereby agrees to cause a Forced Conversion of all shares of Preferred Stock held by all holders thereof, such conversion to be effective immediately upon approval of the Merger by the holders of the Company Common Stock and the holders of the Preferred Stock at the meeting of the shareholders of the Company called in connection with the Merger. Promptly after the date hereof, Shareholder shall execute a conversion letter substantially in the form of the letter attached hereto as Exhibit I, and shall deliver such letter to the Company along with stock certificates and such other documents and instruments as may be necessary to effect such conversion under this Voting Agreement and the Letter Agreement, such documents to be held in escrow by the Company until satisfaction of conditions precedent hereunder or under the Letter Agreement, as the case may be.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                 OF SHAREHOLDER

            Shareholder hereby represents and warrants to Parent as follows:

            Section 3.1 Authority  Relative To This  Agreement.  Shareholder  is
                        --------------------------------------
competent to execute and deliver this Voting Agreement and the Letter Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Voting Agreement, the Letter Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Shareholder, and no other proceedings on the part of Shareholder are necessary to authorize this Voting Agreement, the Letter Agreement or to consummate the transactions contemplated hereby. Each of this Voting Agreement and the Letter Agreement has been duly and validly executed and delivered by Shareholder and, assuming the due authorization, execution and delivery by all other parties thereto, constitutes a legal, valid and binding obligation of Shareholder, enforceable against such Shareholder in accordance with its terms.

            Section 3.2 No Conflict.  No authorization,  consent or approval of,
                        -----------
or filing with, any court or any public body or authority is necessary for the consummation by Shareholder of the transactions contemplated by this Voting Agreement and the Letter Agreement. The execution and delivery of this Voting Agreement and the Letter Agreement by Shareholder does not, and the performance of this Voting Agreement and the Letter Agreement by Shareholder shall not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on, any of the Shares or Options pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Shareholder is a party or by which Shareholder or the Shares or Options are bound or affected.

            Section 3.3 Title to the  Shares.  The Shares and  Options  held by
                        --------------------
Shareholder are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Shareholder's voting rights, charges and other encumbrances of any nature whatsoever, and Shareholder has not appointed or granted any proxy, which appointment or grant remains effective, with respect to the Shares.

                                   ARTICLE IV
                                CERTAIN COVENANTS

            Section 4.1 No  Solicitation.  From  the  date  hereof  until  the
                        ----------------
Effective Time (as defined in the Merger Agreement) or, if earlier, the termination of the Merger Agreement, Shareholder shall not (whether directly or indirectly through advisors, agents or other intermediaries) (a) solicit, initiate or encourage any Company Acquisition Proposal (as also so defined) or
(b) engage in discussions or negotiations with, or disclose any non-public information relating to the Company or its Subsidiaries to, any Person (as also so defined) that has made a Company Acquisition Proposal or has advised Shareholder, or to his knowledge, any other shareholder of the Company, that such Person is interested in making a Company Acquisition Proposal.

            Section 4.2 Termination.   This  Agreement  shall   automatically
                        -----------
terminate upon the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms or (b) the Effective Time. Upon such termination, no party shall have any further obligations or liabilities hereunder, provided that no such termination shall relieve either party from liability for any breach of this Voting Agreement or the Letter Agreement prior to such termination.

                                    ARTICLE V
                                  MISCELLANEOUS

            Section 5.1 Enforcement of Agreement.  The parties hereto agree that
                        ------------------------
irreparable damage would occur in the event that any of the provisions of this Voting Agreement were not performed in accordance with its specified terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Voting Agreement and to specific performance of the terms and provisions hereof in addition to any other remedy to which they are entitled at law or in equity.

            Section 5.2 Successors and Affiliates; No Third Party Beneficiaries.
                        -------------------------------------------------------
Except pursuant to a Transfer permitted by Section 2.1 hereof, neither this Voting Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Voting Agreement and the Letter Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives and permitted assigns. If Shareholder shall at any time hereafter acquire ownership of, or voting power with respect to, any additional Shares in any manner, by operation of law or otherwise, such Shares shall be held subject to all of the terms and provisions of this Voting Agreement and the Letter Agreement. Without limiting the foregoing, Shareholder specifically agrees that the obligations of Shareholder hereunder shall not be terminated by operation of law, whether by death or incapacity of Shareholder or otherwise.

            Section 5.3 Entire Agreement.  This Voting Agreement,  together with
                        ----------------
the Letter Agreement and the Affiliate Agreement (as defined in the Merger Agreement), if and to the extent entered into by the Shareholder and Parent, constitute the entire agreement among Parent and Shareholder with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among Parent and Shareholder with respect to the subject matter hereof.

            Section 5.4 Captions and  Counterparts.  The captions in this Voting
                        --------------------------
Agreement are for convenience only and shall not be considered a part of or affect the construction of interpretation of any provision of this Voting Agreement. This Voting Agreement may be executed in several counterparts, each of which shall constitute one in the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

            Section 5.5 Amendment.  This Voting  Agreement  may not be amended
                        ---------
except by an instrument in writing signed by the parties hereto.

            Section 5.6 Waivers. Except as provided in this Voting Agreement, no
                        -------
action taken pursuant to this Voting Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Voting Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a wavier of any prior or subsequent breach of the same or any other provision hereunder.

            Section 5.7 Severability.  If  any term or other  provision  of this
                        ------------
Voting Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Voting Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Voting Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Voting Agreement remain as originally contemplated to the fullest extent possible.

            Section 5.8 Notices.  All notices and other  communications given or
                        -------
made pursuant hereto shall be in writing and shall be deemed to have been duly given or made and shall be effective upon receipt, if delivered personally, upon receipt of a transmission confirmation if sent by facsimile (with a confirming copy sent by overnight courier) and on the next business day if sent by Federal Express, United Parcel Service, Express Mail or other reputable overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by notice):

            If to Shareholder:

            ________________________
            ________________________
            ________________________
            Attn:       ____________
            Telephone:  ____________
            Facsimile:  ____________

            With a copy to:

            ________________________
            ________________________
            ________________________
            Attn:       ____________
            Telephone:  ____________
            Facsimile:  ____________


            If to Parent:

            Unisys Corporation
            Unisys Way
            Blue Bell, Pennsylvania  19424
            Attention:    General Counsel
            Telecopy No.: (215) 986-0624

            with a copy to:

            Fried, Frank, Harris, Shriver & Jacobson
            One New York Plaza
            New York, New York, 10004
            Attention:  Arthur Fleischer, Jr.
                        Charles Nathan
            Telephone:  (212) 859-8000
            Facsimile:  (212) 859-4000

            Section 5.9 Governing Law. This Voting  Agreement  shall be governed
                        -------------
by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

            Section 5.10 Jurisdiction.  Each of the parties  hereto (i) consents
                         ------------
to submit itself to the personal jurisdiction of any Federal Court located in the State of Delaware or any Delaware State Court in the event any dispute arises out of this Voting Agreement or any of the transactions contemplated by this Voting Agreement; (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Court, and (iii) agrees that it shall not bring any action relating to this Voting Agreement or any of the transactions contemplated by this Voting Agreement in any Court other than a Federal Court sitting in the State of Delaware or a Delaware State Court.

            IN WITNESS WHEREOF, each of the parties hereto have caused this Voting Agreement to be duly executed as of the date first written above.

                                    UNISYS CORPORATION


                                    By:____________________________
                                    Name:__________________________
                                    Title:_________________________



                                    SHAREHOLDER


                                    By:____________________________
                                    Name:__________________________
                                    Title:_________________________

                                   SCHEDULE A


Shareholder Name Company Common Stock Held Company Series B Preferred Stock Held
---------------- ------------------------- -------------------------------------

                                    EXHIBIT I

                            FORM OF CONVERSION LETTER

                                                                          [date]


PulsePoint Communications
6307 Carpinteria Avenue
Carpinteria, California 93013
Attn: Secretary

            RE: Series B Convertible Preferred Stock of PulsePoint Communications (the "Company") -- Automatic Conversion
                  ------------------------------------------------------


Ladies and Gentlemen:

            This letter is being delivered to you in connection with the Voting Agreements dated as of June __, 1999 by and among each of the undersigned and Unisys Corporation. The undersigned hold shares of the above-referenced Preferred Stock (the "Preferred Stock") in excess of fifty percent of the outstanding shares of such Preferred Stock.

            Notice is hereby given pursuant to Section 4(l)(2) of the Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series B Convertible Preferred Stock of the Company that the undersigned shall cause an automatic conversion of all shares of Preferred Stock under such Section, such conversion to be effective immediately upon the occurrence of the approval of the Merger defined below by the shareholders of the Company at the shareholder's meeting called by the Company to approve the Merger. No automatic conversion shall be deemed to have occurred until such time as the foregoing condition has occurred.

            The term "Merger" means the merger of Shellco Inc., a wholly owned subsidiary of Unisys Corporation, with and into the Company as contemplated by the Agreement and Plan of Merger dated as of June __, 1999 by and among Unisys, Shellco Inc. and the Company.

            This letter may be executed in one or more counterparts, each of which shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof signed by less than all, but together signed by all the parties hereto.



                                             Sincerely,

                                                                       EXHIBIT C
                                                         TO THE MERGER AGREEMENT


                            ARTICLES OF INCORPORATION
                                       OF
                                  SHELLCO INC.

                                      Name
                                      ----

      One:  The name of the corporation is: SHELLCO INC.

                                     Purpose
                                     -------

      Two: The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                Agent for Service
                                -----------------

      Three: The name of this corporation's initial agent for service of process is CT Corporation System, 818 West Seventh Street, 2nd Floor, Los Angeles, CA 90017.

                                Authorized Shares
                                -----------------

      Four: This corporation is authorized to issue only one class of shares of stock; and the total number of shares which this corporation is authorized to issue is one thousand (1,000) shares of common stock, no par value.

                               Director Liability
                               ------------------

      Five:  The  liability of the directors of  the  corporation  for  monetary
 damages  shall   be  eliminated  to  the  fullest  extent   permissible   under
 California law.

                            Indemnification of Agents
                            -------------------------

      Six: This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification otherwise permitted by
 Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation and its shareholders.

 Date:  June 11, 1999.

                                          ______________________________
                                          Anna Czege
                                          Incorporator

                                                                       EXHIBIT D
                                                         TO THE MERGER AGREEMENT




                        FORM OF COMPANY AFFILIATE LETTER
                        --------------------------------


                                                           ______________, _____

Unisys Corporation
Unisys Way
Blue Bell, Pennsylvania 19424
Attention: General Counsel

PulsePoint Communications
6307 Carpinteria Avenue
Carpinteria, California  93013

Ladies and Gentlemen:

      The undersigned, [each] a holder of shares of common stock, no par value per share (the "Company Common Stock") and shares of preferred stock, no par
                ----------------------
value per  share  (the  "Preferred  Stock"),  of  PulsePoint  Communications,  a
                         ----------------
California  corporation  (the  "Company"),  has been advised that as of the date
                                -------
hereof, the undersigned may be deemed to be an "affiliate" of the Company, as the term "affiliate" is (i) defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations of the Securities and Exchange Commission (the "Commission") and/or (ii) used in and for purposes of Accounting Series
       ----------
Releases 130 and 135, as amended, of the Commission.

      The undersigned has been further advised that pursuant to the terms of the Agreement and Plan of Merger, dated as of June 14, 1999 (the "Merger
                                                                          ------
Agreement"),  by  and  between  the  Company,  Unisys  Corporation,  a  Delaware
---------
corporation ("Parent"),  and Shellco Inc., a California corporation and a wholly
              ------
owned  subsidiary  of Parent  ("Shellco"),  Shellco will merge with and into the
                                -------
Company,  and as a result of such merger (the "Parent Merger"),  the undersigned
                                               -------------
will receive shares of Parent Common Stock (as defined in the Merger Agreement) in exchange for shares of Company Common Stock and Preferred Stock owned by the undersigned.

      1.  The   undersigned   represents,   warrants  and  covenants   that  the
undersigned:

            A.  Has  read  carefully   this  letter  and  discussed   applicable
      limitations upon the ability of the undersigned to sell, transfer or otherwise dispose of Parent Common Stock to the extent the undersigned believes necessary with counsel of the undersigned or counsel for the Company.

            B. Has been advised that the issuance of Parent Common Stock to the undersigned pursuant to the Merger will be registered with the Commission under the Act on a Registration Statement on Form S-4. However, the undersigned has also been advised that, since at the time the Merger Agreement, and the Merger will be submitted for a vote of the stockholders of the Company, the undersigned may be deemed to have been an affiliate of the Company and the distribution by the undersigned of Parent Common Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the undersigned may not sell, transfer or otherwise dispose of Parent Common Stock issued to the undersigned in the Merger, unless (i) such sale, transfer or other disposition has been registered under the Securities Act, (ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Securities Act, or (iii) the undersigned delivers an opinion of counsel reasonably acceptable to Parent, or a "no-action" or interpretive letter of the Commission is furnished to Parent, stating that, such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act.

            C. Understands that Parent is under no obligation to register the sale, transfer or other disposition of Parent Common Stock by the undersigned or on behalf of the undersigned under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

            D. Also understands that Parent may give stop transfer instructions to its transfer agent with respect to Parent Common Stock to enforce the restrictions on the undersigned set forth herein and that it reserves the right to place on the certificates for Parent Common Stock issued to the undersigned, or any substitutions therefor, a legend stating in substance:

            "The securities represented by this certificate have been issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies and may only be sold or otherwise transferred in compliance with the requirements of Rule 145 or pursuant to a registration statement under said Act or an exemption from such registration."

            E. Also understands that unless the transfer by the undersigned of Parent Common Stock of the undersigned has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, Parent reserves the right to put the following legend on the certificates issued to transferees of the undersigned:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The securities have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."

            F. Further represents, warrants and covenants that, from the date that is 30 days prior to the Effective Time (as defined in the Merger Agreement) the undersigned will not sell, transfer or otherwise dispose of, or, as contemplated by Accounting Series Releases 130 and 135, as amended, of the Commission, reduce his, her or its risk relative to any shares of Company Common Stock held by the undersigned and the undersigned will not sell, transfer or otherwise dispose of, or as contemplated by Accounting Series Releases 130 and 135, as amended, reduce his, her or its risk relative to any shares of Parent Company Stock received by the undersigned in the Merger or other shares of Parent Common Stock until after such time as results covering at least 30 days of combined operations of Parent and the Company have been published by Parent, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, or 8-K, or any other public filing or announcement which includes the results of at least 30 days of combined operations.

            G. Neither the execution of this letter nor any provisions set forth herein shall be construed as an admission on the part of the undersigned that the undersigned is an affiliate of the Company as described in the first paragraph of this letter, or as a waiver of any rights the undersigned may have to object to any claim that the undersigned is such an affiliate on or after the date of this letter.

      2. By Parent's and the Company's acceptance of this letter, each of the Company and Parent hereby severally agrees with the undersigned to the extent applicable as follows:

            A. For so long as and to the extent necessary to permit the undersigned to sell Parent Common Stock pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Act, Parent shall (a) use its reasonable efforts to (i) file, on a timely basis, all reports and data required to be filed with the Commission by it pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii)
                                                        ------------
      furnish to the undersigned upon request a written statement as to whether Parent has complied with such reporting requirements during the 12 months preceding any proposed sale of Parent Common Stock by the undersigned under Rule 145, and (b) otherwise use its reasonable efforts to permit such sales pursuant to Rule 145 and Rule 144. Parent and the Company have filed all reports required to be filed with the Commission under Section 13 of the Exchange Act during the preceding 12 months.

            B. It is understood and agreed that certificates with the legend set forth in paragraphs D and E above will be substituted by delivery of certificates without such legend if (i) one year shall have elapsed from the date the undersigned acquired Parent Common Stock, received in the Merger and the provisions of Rule 145(d)(2) are then available to the undersigned, (ii) two years shall have elapsed from the date the undersigned acquired Parent Common Stock received in the Merger and the provisions of Rule 145(d)(3) are then applicable to the undersigned, or
      (iii) Parent has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to it, or a "no-action" or interpretive letter obtained by the undersigned from the staff of the Commission, to the effect that the restrictions imposed by Rule 144 and Rule 145 under the Securities Act no longer apply to the undersigned.


                                          Very truly yours,

                                          __________________________
                                          Signature


                                          __________________________
                                          Print Name

ACCEPTED:

Dated:

UNISYS CORPORATION

By:_____________________________
Name:___________________________
Title:__________________________

Dated:

PULSEPOINT COMMUNICATIONS

By:_____________________________
Name:___________________________
Title:__________________________

Dated: